Choice Prospectus

                        Prospectus Dated October 2, 2006
                   Flexible Payment Deferred Combination Fixed
                         and Variable Annuity Contracts
                                    Issued By
                       The Sage Variable Annuity Account A

                Formerly of Sage Life Assurance of America, Inc.
                 And Now of Valley Forge Life Insurance Company


Executive Office:
175 King Street
Armonk, New York  10504

This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts ("Contracts") for individuals and groups issued by Valley Forge Life Insurance Company ("VFL"). Prior to September 30, 2006, the Contracts were issued by Sage Life Assurance of America, Inc. ("Sage Life").

As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under your Contract. There have been no changes to The Sage Variable Annuity Account A as a result of the merger. Notwithstanding anything to the contrary in this prospectus, the Contracts and riders are no longer offered for sale.

You determine the amount and timing of any additional purchase payments. You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. Through our Fixed Account, you can choose to invest your money in one or more of the available Guarantee Periods. Currently, there is one ten (10) year Guarantee Period available. You can also invest in our Variable Sub-Accounts. Through the Variable Sub-Accounts, you can invest in either the Foundation Series or the SectorSelectorSM Series of Sub-Accounts. You may not invest in both the Foundation and SectorSelectorSM Series of Sub-Accounts at the same time. The Contract is not designed to serve as a vehicle for frequent trading.

The following Trusts are available through the Foundation Series:

| AIM Variable Insurance Funds (Series I shares and Series II shares) | The Alger American Fund (Class O shares)
| MFS(R) Variable Insurance TrustSM (Initial Class)
| Oppenheimer Variable Account Funds (Non-Service Class)
| The Universal Institutional Funds, Inc. (Class I shares)
| Van Kampen Life Investment Trust (Class II shares)

The following Trusts are available through the SectorSelectorSM Series:

| AIM Variable Insurance Funds (Series I shares and Series II shares)
| MFS(R) Variable Insurance TrustSM (Initial Class and Service Class)
| Oppenheimer Variable Account Funds (Non-Service Class and Service Class) | Rydex Variable Trust
| The Universal Institutional Funds, Inc. (Class I shares)

Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for amounts you allocate to the Fixed Account.

The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. We filed it with the Securities and Exchange Commission ("SEC"). You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the SEC's website at http://www.sec.gov. You can also obtain a copy of the Statement of Additional Information from the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC 20549 (telephone 202-551-8090).

This Prospectus includes basic information about the Contracts that you should know before investing. Please read this Prospectus carefully and keep it for future reference. The Trust prospectuses contain important information about the Funds.

The Securities and Exchange Commission has not approved these Contracts or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal.



                                TABLE OF CONTENTS

Index of Terms .................................................................   1

Highlights .....................................................................   3

Fee Table.......................................................................   4

 1.    What Are The Contracts?..................................................   7
       Your Options.............................................................   7
       Transfers................................................................   7

 2.    What Are My Income Payment Options?......................................   8
       Your Choices.............................................................   8
       Income Payment Amounts...................................................   8
       Optional Guaranteed Minimum Income Benefit Riders........................   9

 3.    How Do I Make Additional Purchase Payments?..............................  13
       Making Additional Purchase Payments......................................  13
       When We May Cancel Your Contract.........................................  13

 4.    What Are My Investment Options?..........................................  14
       Purchase Payment Allocations.............................................  14
       Variable Sub-Account Investment Options..................................  14
           Foundation Series....................................................  14
           SectorSelectorSM Series..............................................  15
       Fixed Account Investment Option .........................................  17
       Optional Guaranteed Minimum Account Value Rider (GMAV)...................  17
       Transfers................................................................  19
       Market Timing Policies and Procedures....................................  19
       Transfer Programs........................................................  21
       Values Under Your Contract...............................................  23

 5.    What Are The Expenses Under A Contract?..................................  25
       Surrender Charge.........................................................  26
       Annual Administration Charge.............................................  27
       Transfer Charge..........................................................  27
       Asset-Based Charges......................................................  27
       Purchase Payment Tax Charge..............................................  27
       Optional Rider Charges...................................................  27
       Fund Annual Expenses.....................................................  28
       Additional Information...................................................  28

 6.    How Will My Contract Be Taxed?...........................................  29
       Introduction.............................................................  29
       Taxation of Non-Qualified Contracts......................................  29
       Taxation of Qualified Contracts..........................................  30
       Transfers, Assignments, or Exchanges of a Contract.......................  32
       Possible Tax Law Changes.................................................  32

 7.    How Do I Access My Money?................................................  33
       Withdrawals..............................................................  33
       Requesting Payments......................................................  34

 8.    How Is Contract Performance Presented?...................................  35
       Yield....................................................................  35
       Total Return.............................................................  35
       Performance/Comparisons..................................................  35

 9.    Does The Contract Have A Death Benefit?..................................  36
       Standard Death Benefit...................................................  36
       Owner's Death Before The Income Date.....................................  36
       Owner's or Annuitant's Death After the Income Date.......................  37
       Optional Rider Benefits..................................................  37
       Optional Accidental Death Benefit Rider (ADB)............................  37
       Optional Earnings Enhancement Death Benefit Rider (EEDB).................  38
       Optional Earnings Enhancement Life Insurance Rider (EELR)................  39
       Proof of Death...........................................................  40

10.    What Other Information Should I Know?....................................  41
       Parties to the Contract..................................................  41
       Valley Forge Life Insurance Company .....................................  41
       Variable Account.........................................................  42
       Modification.............................................................  42
       Distribution of the Contracts............................................  43
       Legal Proceedings........................................................  43
       Reports to Contract Owners...............................................  43
       Authority to Make Agreements.............................................  43
       Financial Statements.....................................................  43

11.    How Can I Make Inquiries?................................................  44

Table of Contents of the Statement of Additional Information....................  45

Appendix A -- Guaranteed Minimum Income Benefit Riders..........................  46

Appendix B -- Earnings Enhancement Death Benefit and Earnings Enhancement
              Life Insurance Benefit............................................  47

Appendix C -- Contracts Issued Before May 1, 2002...............................  49

Appendix D -- Accumulation Unit Values..........................................  50


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

INDEX OF TERMS

We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define these terms below.

Account Value: The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

Accumulation Phase: The Accumulation Phase is the period during which you accumulate savings under your Contract.

Accumulation Unit: An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

Annuitant: The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

Asset-Based Charges: The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed daily against the assets of the Variable Account.

Beneficiary: The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

Business Day: A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading exclusive of (i) Federal holidays, (ii) any day on which the SEC determines an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, or
(iii) any day on which the SEC permits a delay in the disposal or valuation of assets in the Variable Account.

Contracts: The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

Contract Anniversary: A Contract Anniversary is each anniversary of the Contract Date.

Contract Date: The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

Contract Year: Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

Excess Withdrawal: An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

Expiration Date: The Expiration Date is the last day in a Guarantee Period.

Fixed Account: The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

Free Withdrawal Amount: A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year during the Accumulation Phase without being subject to a surrender charge.

Fund: A Fund is an investment portfolio in which a Variable Sub-Account invests.

General Account: An account that consists of all our assets other than those held in any separate investment accounts.

Income Date: The Income Date is the date you select for your income payments to begin.

Income Phase: The Income Phase starts on the Income Date and is the period during which you receive income payments.

Income Unit: An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

Net Asset Value: Net Asset Value is the price of one share of a Fund.

Owner: The Owner is the person who owns a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

Satisfactory Notice: Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center. Generally, a notice is satisfactory to us if it is written, telephonic, facsimile, or by electronic mail, depending on the type of transaction. Notice other than by telephone or by electronic delivery can be delivered by U.S. mail, courier service or hand delivered, depending on the type of transaction. Contact our Customer Service Center for more information.

Surrender Value: The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charges, including the surrender charge.

Valuation Period: The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

Variable Account: The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

"We", "Us", "Our", "VFL" or the "Company" is Valley Forge Life Insurance
Company.

"You" or "Your" is the Owner of a Contract.

HIGHLIGHTS

The flexible payment deferred combination fixed and variable annuity contract ("Contract") is a contract between you, the Owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and our Variable Sub-Accounts. The Contract is intended for financial and retirement planning or other long-term investment purposes. When you purchased the Contract you may also have purchased one or more of the following optional riders: one of two different guaranteed minimum income benefit riders, a guaranteed minimum account value rider, an accidental death benefit rider, and an earnings enhancement death benefit rider or an earnings enhancement life insurance rider.

Prior to September 30, 2006, Sage Life issued the Contract and was the depositor of the Variable Account. As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL.

The Contract, as in all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Phase, we may assess a surrender charge of up to 7%. The Income Phase occurs when you begin receiving income payments from your Contract.

You can choose to receive income payments on a variable basis, a fixed basis, or a combination of both. If you choose variable income payments, the amount of the variable income payments will depend upon the investment performance of the Funds you select for the Income Phase. If you choose fixed income payments, the amount of the fixed income payments are level for the Income Phase.

The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment; that portion of the payment is not taxed. For most qualified Contracts, the full amount of the payment will be taxed.

A qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that make it an important investment for a qualified plan.

If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center, P.O. Box 290680, Wethersfield, CT 06129-0680, (877) 835-7243.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Account Value between investment options. State premium taxes (Purchase Payment Tax Charge) may also be deducted.*

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)....None

Surrender Charge(1) (as a percentage of purchase payments withdrawn or surrendered)........................................................7%

Maximum Transfer Charge(2)
         First 12 transfers in a Contract Year..............................$ 0
         After 12th transfer in a Contract Year.............................$25

* We may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal, or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge. Premium Taxes currently range from 0% to 3.5%, depending upon the state or locality.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, and, if selected with respect to the Optional Rider Annual Expenses, not including Fund fees and expenses.

Annual Administration Charge
         Contract Years 1-7(3).....................................$40
         After Contract Year 7.....................................$ 0

Variable Account Annual Expenses
(deducted daily as percentage of the assets of the Variable Account)

Mortality and Expense Risk Charge and Account Fees and Expenses(4).........1.40%

Optional Rider Annual Expenses (deducted monthly as percentage of your Variable and Fixed Account Values)

Guaranteed Minimum Income Benefit Rider Charge                             0.20%
Enhanced Guaranteed Minimum Income Benefit Rider Charge                    0.35%
Guaranteed Minimum Account Value Rider Charge(5)                           0.55%
Accidental Death Benefit Rider Charge                                      0.05%
Earnings Enhancement Death Benefit Rider Charge                            0.25%

Maximum Total Variable Account Annual Expenses (assumes you
  selected most expensive combination of riders)                           2.60%

(1) The Surrender Charge declines each Contract Year and is 0% in Contracts Years 8 and later. The charge is as follows:

                               Applicable          Applicable Surrender
                              Contract Year          Charge Percentage
                              -------------          -----------------
                                    1                       7%
                                    2                       7%
                                    3                       6%
                                    4                       5%
                                    5                       4%
                                    6                       3%
                                    7                       1%
                            8 and thereafter                0%

     You may withdraw a portion of your Account Value without incurring a surrender charge. This amount is called the Free Withdrawal Amount and is equal to the greater of (i) the excess of 10% of your total purchase payments over all prior withdrawals (including any associated surrender charge) in that Contract Year, or (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments received, less prior withdrawals taken subject to surrender charges). Any amount in (i) not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge incurred in that Contract Year).

     The Free Withdrawal Amount is not considered a withdrawal of purchase payments. Because surrender charges are calculated by applying the applicable surrender charge percentage to purchase payments withdrawn, if you surrender your Contract at any time after having taken advantage of the full Free Withdrawal Amount, you will lose the benefit of the Free Withdrawal. See "What Are the Expenses Under a Contract?"

(2)  Currently, we do not assess a transfer charge.

(3) In some states the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(4) Throughout this Prospectus and in your Contract this charge is referred to as "Asset-Based Charges."

(5) The maximum charge for this rider is shown above. We will determine the charge for this rider each time we declare guaranteed interest rates for the Fixed Account. The charge will be determined by the level of interest rates and our expected costs in providing this rider. Generally, an increase in interest rates will result in a reduction of the Guaranteed Minimum Account Value Rider Charge. Conversely, a decrease in interest rates will generally result in an increase in the Guaranteed Minimum Account Value Rider Charge. The Guaranteed Minimum Account Value Rider Charge for your Capital Protection Fixed Sub-Account will remain the same for the Guarantee Period of the Capital Protection Fixed Sub-Account you select.

Note: Earnings Enhancement Life Insurance Rider: We assess a charge for the
     Earnings Enhancement Life Insurance Rider which is equal, on an annual basis, to 0.25% of your Variable and Fixed Account Values. This charge is not shown above. Currently, we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract.

Fund Charges

The next item shows the minimum and maximum total operating expenses charged by the Fund companies (for the year ended 12/31/05) that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Foundation Series

Total Annual Fund Operating Expenses                 Minimum           Maximum
                                                     -------           -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)             0.66%            1.36%

SectorSelector Series

Total Annual Fund Operating Expenses                 Minimum           Maximum
                                                     -------           -------

(expenses that are deducted from Fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses)             0.81%            1.61%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.

The Example reflects the charges for the following optional riders (which is the most expensive way to purchase the Contract): Enhanced Guaranteed Minimum Income Benefit Rider, the maximum charge for the Guaranteed Minimum Account Value Rider, Accidental Death Benefit Rider, and Earnings Enhancement Death Benefit Rider. Your expenses would be less than the expenses in the Example if you purchased none or fewer than all of the optional riders.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds (before any applicable fee waivers and/or reimbursements). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Foundation Series:

(1) If you surrender your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $1,150            $1,957           $2,672            $4,482

(2) If you do not surrender your Contract or if you start to take Income Payments from your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $ 450             $1,357           $2,272            $4,482

SectorSelector Series:

(1) If you surrender your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $1,176            $2,031           $2,790            $4,692

(2) If you do not surrender your Contract of if you start to take Income Payments from your Contract at the end of the applicable time period:

                  l year            3 years          5 years           10 years
                  $ 476             $1,431           $2,390            $4,692


There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix D.

1. WHAT ARE THE CONTRACTS?

The Contracts are flexible payment deferred combination fixed and variable annuity contracts. They are designed for use in your long-term financial and retirement planning and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

Under the terms of the Contract, we promise to pay you income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before you purchase since the tax-qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract.

We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

Your Options

When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." See "Variable Sub-Account Investment Options." We offer two series of Variable Sub-Account Investment Options. One series is called Foundation. The other series is called SectorSelectorSM. All Contracts issued before May 1, 2002 invest in the Foundation Series. You may only invest in one of these two series of Variable Sub-Accounts under your Contract, but not both. In addition, once selected you may not make transfers from one series to the other series. Both series may not be available through all distributors.

We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Options." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." Currently, there is one ten (10) year Guarantee Period available. The Fixed Account and/or certain Guarantee Periods may not be available in your state.

Five optional riders were offered for an additional charge -- the Guaranteed Minimum Income Benefit Rider ("GMIB"), the Enhanced Guaranteed Minimum Income Benefit Rider ("Enhanced GMIB"), the Guaranteed Minimum Account Value Rider ("GMAV"), the Accidental Death Benefit Rider ("ADB"), and the Earnings Enhancement Death Benefit Rider ("EEDB"). In addition, as an alternative to the EEDB, you can select the Earnings Enhancement Life Insurance Rider ("EELR"). We do not currently deduct the charge for the EELR Rider from your Contract. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options?," "What Are My Investment Options?," and "Does the Contract Have A Death Benefit?"


Transfers

Subject to certain conditions and applicable market timing policies and procedures, you can transfer Account Value three ways:

| From one Variable Sub-Account to another Variable Sub-Account;

| From a Fixed Sub-Account to a Variable Sub-Account; or

| From a Variable Sub-Account to a Fixed Sub-Account.

If you are investing in the SectorSelectorSM Series, currently you may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the AIM V.I. Money Market Sub-Account.

2. WHAT ARE MY INCOME PAYMENT OPTIONS?

Your Choices

You have several choices to make concerning your income payments. First, you choose the Income Date when you want income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. If you do not select an Income Date, the Income Date will be the first day of the first calendar month following the Annuitant's 95th birthday. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

On the Income Date, we will use the Account Value under the Contract to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

The available income plans are below (the descriptions of the plans assume you are the Annuitant):

| Income Plan 1 -- Life Annuity. You will receive payments for your life. If you die after the first payment and before the second payment, then we will only make one payment.

| Income Plan 2 -- Life Annuity With 10 or 20 Years Certain. You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period. If you die during the period certain elected, the Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

| Income Plan 3 -- Joint and Last Survivor Life Annuity. We will make payments as long as either you or a second person you select (such as your spouse) is alive. If both you and the second person die after the first payment and before the second payment, then we will make only one payment.

| Income Plan 4 -- Payments for a Specified Period Certain. You will receive payments for the number of years you select (which may be from 5 to 30 years). However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed period certain. The Beneficiary may elect to receive the commuted value of the remaining variable income payments. The commuted value will be determined by discounting the remaining payments at the assumed investment rate used for the Income Plan.

| Income Plan 5 -- Annuity Plan. You can use your Account Value to purchase any single premium annuity we offer on the Income Date for which you and the Annuitant are eligible.

There may be adverse tax consequences if you make a partial withdrawal during the Income Phase.

See Appendix C for Contracts issued before May 1, 2002.

Income Payment Amounts

We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the monthly income rate per $1,000. These rates vary based on the Annuitant's age and sex, and period certain (if any), and if applicable upon the age and sex of a second person you designate. The rates we apply will never be lower than the Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate.

This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%. If you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annually. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Account Value on that date in one sum.

Optional Guaranteed Minimum Income Benefit Riders

The GMIB riders are optional riders that ensure, if you satisfy a rider's conditions, the availability of guaranteed minimum lifetime income payments starting on the Income Date. We offer two such riders. You may choose either the GMIB or the Enhanced GMIB; you may not choose both under the same Contract. Each rider is described in the following paragraphs.

Guaranteed Minimum Income Benefit Rider (GMIB). Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular income plan and frequency of payment, we determine the GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule to the greater of: (a) the Highest Anniversary Value (described below), or (b) 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge) reduces Account Value.

We then compare the GMIB to what we would pay you if you had not elected the GMIB Rider. We will pay you the amount that results in higher income payments.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. On the Income Date, we will calculate an anniversary value for each Contract Anniversary on or before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB Rider. An anniversary value for a Contract Anniversary equals:

|  The Account Value on that Contract Anniversary;

| Increased by the dollar amount of any purchase payments made since that Contract Anniversary; and

| Reduced by the proportion that any withdrawal taken since that Contract Anniversary (including applicable surrender charges) reduces Account Value.

Enhanced GMIB. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the Enhanced GMIB. For a particular Income Plan and frequency of payment, we determine the Enhanced GMIB by applying the applicable Monthly Income Payment rate per $1,000 shown in the Contract Schedule to the greatest of (a) the Roll-Up Benefit Value, (b) the Highest Anniversary Value, or (c) 100% of the sum of all purchase payments made under the Contract reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge) and reduces the Account Value.

We then compare the Enhanced GMIB to what we would pay you if you had not elected the Enhanced GMIB Rider. We will pay you the amount that results in higher income payments.

The Highest Anniversary Value for the Enhanced GMIB Rider is determined in the same manner as it is for the GMIB Rider. The Roll-Up Benefit Value is calculated as follows:

| On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment.

| Thereafter, we calculate a new Roll-Up Benefit Value for each Valuation Period by:

         (1) adding interest at the effective annual interest rate of 5% to the immediately preceding Roll-Up Benefit Value, but not after the Owner attains age 80,

         (2) adding the dollar amount of any additional purchase payments paid during the Valuation Period, and

         (3) making a reduction for any withdrawals (including any associated surrender charge incurred) taken during the Valuation Period. The reduction will be made on a dollar-for-dollar basis (i.e. each dollar withdrawal results in a corresponding dollar reduction in the Roll-Up Benefit Value) as long as the sum of your withdrawals in a Contract Year is 5% or less of the Roll-Up Benefit Value on the most recent Contract Anniversary. Once you take a withdrawal that causes the sum of your withdrawals in that Contract Year to exceed 5% of the Roll-Up Benefit Value on the most recent Contract Anniversary, the reduction for the amount in excess of 5% will be made in proportion to the reduction in the Account Value that results from the withdrawal amount in excess of 5%.

If you purchased your Contract before May 1, 2002 and elected the Enhanced GMIB Rider, see Appendix C regarding the calculation of the Roll-Up Benefit Value.


We show examples of how both GMIB riders work in Appendix A.

Further Information about the GMIB Riders. The remaining information in this Section applies to both GMIB riders, except as indicated.

Contract Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option (See "Does The Contract Have a Death Benefit? - Owner's Death Before the Income Date."), may also be eligible to continue a GMIB rider. Contract continuation eligibility and the GMIB rider eligibility are the same as Contract and rider purchase eligibility as set forth in the Prospectus. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The following conditions apply:

| The surviving spouse must elect to continue the Contract instead of electing to receive distribution of the death benefits.

| For purposes of determining the "Effective Date" provision in the rider, the Effective Date is the Valuation Date the new Owner elects to continue the rider (when the election is received at our Customer Service Center).

| For purposes of determining the Highest Anniversary Value and the sum of all purchase payments made under the Contract for the GMIB calculation, we initially set both of these values equal to the Account Value on the Valuation Date that the new Owner elects to continue the rider.

| The calculation of the Highest Anniversary Value will exclude all anniversary values for Contract Anniversaries before the date the surviving spouse becomes the new Owner.

| As to the Enhanced GMIB Rider only, for purposes of determining the Roll-Up Benefit Value we initially set it equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

All of the other terms and conditions of the riders will continue as before the new Owner elected to continue the rider. When May You Elect Income Payments under the GMIB Riders? You may take income payments using the GMIB Rider on any Contract Anniversary, or the thirty-day period that follows a Contract Anniversary, only after (a) the Annuitant has attained age 60, and (b) the Contract has been in effect (i) for seven years for the GMIB Rider, and (ii) for ten years for the Enhanced GMIB Rider.

If you have elected a GMIB rider but you do not meet the conditions shown above as of the Income Date, then all income payments going forward will be calculated without regard to the GMIB rider.

Income Plans Available With The GMIB Riders. You may elect to use the GMIB riders with the following Income Plans in your Contract:

|    Income Plan 1. Fixed Life Annuity;
|    Income Plan 2. Fixed Life Annuity with 10 Years Certain; and
|    Income Plan 3. Fixed Joint and Last Survivor Annuity.

You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB riders.

See Appendix C for Contracts issued before May 1, 2002.

Termination of the GMIB Riders. The GMIB Riders will terminate on the date of the first of the following events:

|    the Contract is surrendered;

| the death of the Owner if the Contract or the GMIB Rider is not continued under the Contract Continuation Option;

| the death of the surviving spouse if the Contract or the GMIB Rider is continued under the Contract Continuation Option; and

| on or after the Income Date, if an Income Plan not eligible under this benefit is elected or income payments cease for any reason.

You may terminate the GMIB Riders if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined and limited in the Waiver of Surrender Charge Rider. If you choose to terminate the GMIB Rider, you must send a written request to our Customer Service Center. If you purchased your Contract before May 1, 2002, see Appendix C regarding the termination of the GMIB Riders.

Other GMIB Terms and Conditions

| A GMIB must be purchased at time of application.
| The Annuitant must be age 80 or younger at the time your Contract is issued.

| A GMIB may be terminated by the Owner only under limited circumstances. Charges for a GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

| If there are multiple Owners, we will use the age of the oldest Owner to determine any benefits.

| If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as the Owner to determine any benefits and will use the Annuitant's age in determining such benefits.

Important Considerations Regarding the GMIB Riders. While a GMIB rider does provide a guaranteed minimum amount of income, a GMIB Rider may not be appropriate for all investors. You should understand the GMIB riders completely and analyze them thoroughly before you purchase a GMIB rider.

| A GMIB rider does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.

| Once purchased, the GMIB may be terminated by the Owner only under limited circumstances. See "Termination of the GMIB Riders" above. Before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under a GMIB rider using the applicable Monthly Income Rate per $1,000, the GMIB rider charges will still be assessed.

| The GMIB rider in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."

| Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.

| The GMIB riders may not be approved in all states.


3. HOW DO I MAKE ADDITIONAL PURCHASE PAYMENTS?

Notwithstanding anything to the contrary in this prospectus, the Contracts and riders are no longer offered for sale. However, VFL accepts additional purchase payments on, and processes transactions for, existing Contracts.


Making Additional Purchase Payments

At any time before the Income Date, you may make additional purchase payments of $250 or more. A lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center. VFL no longer accepts EFT (Electronic Funds Transfer). We reserve the right to change the minimum purchase payments. We will give you notice if we do this.

We will accept additional purchase payments as shown below:


                                                          Restrictions on Acceptance of
Contract Type                                             Additional Purchase Payments
-------------                                           ----------------------------

Non-Qualified Contract                                       Accepted until
                                                             the earlier
                                                             of the year in
                                                             which you or the
                                                             Annuitant attains
                                                             age 90.

Qualified Contract                                           Accepted until the year
                                                             in which you attain age
                                                             90, except for annual
                                                             contributions to a
                                                             traditional IRA
                                                             which are accepted
                                                             until the year in
                                                             which you attain
                                                             age 70 1/2.


We reserve the right to reject any additional purchase payments.

You must obtain our prior approval before you make a purchase payment that causes the cumulative purchase payments for all annuities that you maintain with us to exceed $1,000,000. In such cases, we reserve the right to apply certain limitations and/or restrictions on the Contract as conditions to our acceptance, including limiting the Free Withdrawal Amount or the Death Benefit under the Contract and restricting Sub-Accounts that will be available to you. Other limitations and/or restrictions may apply.

We will credit any purchase payments received after the Contract Date to your Contract as of the Business Day on which we received it at our Customer Service Center. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. Purchase payments received after the close of business will be applied on the next Business Day. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.


When We May Cancel Your Contract

If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered it. We will give you written notice at your address of record.

However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

4. WHAT ARE MY INVESTMENT OPTIONS?

Purchase Payment Allocations

When you applied for a Contract, you specified the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Variable Sub-Account Investment Options

Through the Variable Sub-Accounts, you can invest in specific Funds. You may invest in either the Foundation Series of Funds or the SectorSelectorSM Series of Funds. You must choose one series of Funds or the other; you may not invest in both series under the same Contract. In addition, once selected you may not make transfers from one series to the other series. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract.

More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust or Fund. You should read the Trusts' or Fund's prospectuses carefully. There is no assurance that these objectives will be met. Certain portfolios contained in the Fund prospectuses may not be available with your Contract. The Funds may offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes that are not available through the Contract. When you consult the Fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Contract. Not every Fund may be available in every state or in every market. We will send you Fund prospectuses with your confirmation. YOU CAN ALSO CALL OR WRITE (877) 835-7243, CUSTOMER SERVICE CENTER, P.O. BOX 290680, WETHERSFIELD, CT 06129-0680 TO OBTAIN COPIES OF THE FUND PROSPECTUSES.



                                Foundation Series

AIM Variable Insurance Funds:

 Series I Shares:
 AIM V.I. Money Market Fund
 AIM V.I. Core Equity Fund (AIM V.I. Premier Equity Fund was merged into
        AIM V.I. Core Equity Fund)
 AIM V.I. Capital Appreciation Fund (AIM V.I. Growth Fund was merged into
        AIM V.I. Capital Appreciation Fund)
 AIM V.I. Financial Services Fund
 AIM V.I. Technology Fund
 AIM V.I. Global Health Care Fund (prior to 7/1/05, the name of the Fund was AIM V.I. Health Sciences Fund)

 Series II Shares:
 AIM V.I. Government Securities Fund
 AIM V.I. Core Equity Fund (AIM V.I. Premier Equity Fund was merged into
        AIM V.I. Core Equity Fund)*
 AIM V.I. International Growth Fund


 Adviser: A I M Advisors, Inc.

* Effective August 15, 2003, the AIM V.I. Premier Equity Fund, Series II Sub-account was closed to additional purchase payments and transfers.


The Alger American Fund (Class O Shares):

 Alger American MidCap Growth Portfolio
 Alger American Income & Growth Portfolio
 Alger American Small Capitalization Portfolio

 Adviser: Fred Alger Management, Inc.


MFS(R) Variable Insurance TrustSM (Initial Class):

 MFS Investors Trust Series
 MFS High Income Series
 MFS Research Series
 MFS Total Return Series
 MFS Capital Opportunities Series

 Adviser: MFS Investment Management(R)

Oppenheimer Variable Account Funds (Non-Service Class):

 Oppenheimer Core Bond Fund/VA (prior to 4/29/05, the Fund's name was Oppenheimer Bond Fund/VA)
 Oppenheimer Capital Appreciation Fund/VA
 Oppenheimer Main Street Small Cap Fund/VA

 Adviser: OppenheimerFunds, Inc.

The Universal Institutional Funds, Inc. (Class I Shares):

 Global Value Equity Portfolio
 U.S. Mid Cap Value Portfolio
 Value Portfolio

 Adviser: Morgan Stanley Investment Management, Inc., the adviser to the UIF
     Portfolios, does business in certain instances using the name Van Kampen

Van Kampen Life Investment Trust (Class II Shares):

 LIT Growth and Income Portfolio
 LIT Emerging Growth Portfolio

 Adviser: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc.

                             SectorSelectorSM Series

If you are investing in SectorSelectorSM Series, you currently may only make one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts or the AIM V.I. Money Market Sub-Account.



AIM Variable Insurance Funds:

Series I Shares:
 AIM V.I. Money Market Fund
 AIM V.I. Core Equity Fund (AIM V.I. Premier Equity Fund was merged into
     AIM V.I. Core Equity Fund)
 AIM V.I. Financial Services Fund
 AIM V.I. Technology Fund
 AIM V.I. Global Health Care Fund (prior to 7/1/05, the name of the Fund was
     AIM V.I. Health Sciences Fund)

Series II Shares:
 AIM V.I. International Growth Fund

 Adviser: A I M Advisors, Inc.

MFS(R) Variable Insurance Trust

Service Class:
 MFS High Income Series
 MFS Utilities Series

Initial Class:
 MFS Total Return Series

 Adviser: MFS Investment Management(R)

Oppenheimer Variable Account Funds

Service Class:
 Oppenheimer Core Bond Fund/VA (prior to 4/29/05, the Fund's name was
    Oppenheimer Bond Fund/VA)
 Oppenheimer Global Securities Fund/VA

Non-Service Class:
 Oppenheimer Capital Appreciation Fund/VA
 Oppenheimer Main Street Small Cap Fund/VA

 Adviser: OppenheimerFunds, Inc.

Rydex Variable Trust:

Rydex VT Financial Services Fund
Rydex VT Health Care Fund
Rydex VT Leisure Fund
Rydex VT Consumer Products Fund
Rydex VT Retailing Fund
Rydex VT Energy  Fund
Rydex VT Energy Services Fund
Rydex VT Transportation Fund
Rydex VT Basic Materials Fund
Rydex VT Precious Metals Fund
Rydex VT Telecommunications Fund

 Adviser: Rydex Investments

The Universal Institutional Funds, Inc. (Class I shares):

 U.S. Real Estate Portfolio
 Global Value Equity Portfolio

 Adviser: Morgan Stanley Investment Management, Inc., the adviser to the UIF
    Portfolios, does business in certain instances using the name Van Kampen

The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Contract Owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

We may perform certain shareholder services and other administrative functions on behalf of the Funds or their investment advisors, distributors and/or affiliates. We may receive revenues from the Funds, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and another separate account of ours. These percentages differ; some Funds, investment advisors, distributors and/or affiliates pay us a greater percentage than others and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying Funds.

Fixed Account Investment Options

Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). Currently, there is one ten (10) year Guarantee Period available. When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may also make available "Capital Protection Sub- Accounts" in connection with our Guaranteed Minimum Account Value Rider. These are types of Fixed Sub-Accounts.

Optional Guaranteed Minimum Account Value Rider (GMAV).

The GMAV Rider guarantees that if the GMAV Rider is in force on the Expiration Date of the Capital Protection Fixed Sub-Account you selected (or the next Valuation Date if the Expiration Date is not a Valuation Date) and if the Account Value of your Contract is less than the Guaranteed Minimum Account Value, then we will automatically credit your Account Value to equal the Guaranteed Minimum Account Value. This amount will be allocated to the AIM V.I. Money Market Sub-Account unless you request otherwise.

Capital Protection Fixed Sub-Account. The GMAV Rider was available with three different options reflecting the duration you choose. The several durations are known as Capital Protection Fixed Sub-Accounts and are sub-accounts of our Fixed Account. The Capital Protection Fixed Sub-Account's beginning date is the date the GMAV Rider becomes effective. We offered 5, 7 and 10 year Capital Protection Fixed Sub-Accounts. We may add additional Capital Protection Fixed Sub-Accounts or may discontinue offering one or more in the future. At the Expiration Date of the GMAV Capital Protection Fixed Sub-Account, you cannot renew to a new period. On the effective date of the GMAV Rider, we require that you allocate:

| at least 65% of your Account Value to the 5 year Capital Protection Fixed Sub-Account;

| at least 50% of your Account Value to the 7 year Capital Protection Fixed Sub-Account; or

| at least 30% of your Account Value to the 10 year Capital Protection Fixed Sub-Account.

You may allocate the portion of your Account Value not allocated to the Capital Protection Fixed Sub-Account among the available Fixed and/or Variable Sub-Accounts at your discretion.

Guaranteed Minimum Account Value: For purposes of this benefit, the Guaranteed Minimum Account Value is equal to:

| the Account Value on the effective date of the GMAV Rider;

| reduced proportionately for any withdrawals from the Contract (including any associated surrender charge incurred) made on or after the effective date of the GMAV Rider and before the expiration date of the Capital Protection Fixed Sub-Account you selected.

Termination of the GMAV Rider:

The GMAV Rider terminates on the earliest of the following occurrences:

1. The Expiration Date of the Capital Protection Fixed Sub-Account;

2. You surrender your Contract;

3. The death of an Owner if the Contract is not continued under the Contract Continuation Option; and

4. The Income Date.

Once the Capital Protection Fixed Sub-Account terminates, it cannot be renewed.

Once purchased, the GMAV Rider may be terminated only under limited circumstances. You may terminate the GMAV Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. It is possible that you could pay for the GMAV Rider for one or more years and not receive the benefits if certain events occur before the Expiration Date of the Capital Protection Fixed Sub-Account.

Important Considerations Regarding the GMAV Rider:

| The GMAV Rider provides a guaranteed minimum account value if the terms and conditions of the rider are met. The GMAV Rider is most appropriate for investors with low risk tolerance. You should understand the GMAV Rider completely and analyze it thoroughly before purchasing the benefit.

| As with other aspects of your Contract, you should consult your qualified financial adviser in evaluating the GMAV Rider.

Terms and Conditions of the GMAV Rider:

| While the GMAV Rider is in force, you cannot change the Capital Protection Fixed Sub-Account. This means that you must keep a specific percentage (depending on the duration you chose) in the Sub-Account and not change the allocations to the Sub-Account.

| We reserve the right to restrict additional purchase payments under the Contract while the GMAV Rider is in force. Currently, we do not permit you to make additional purchase payments under your Contract while the GMAV Rider is in force.

| You cannot transfer Account Value from the Capital Protection Fixed
Sub-Account.

| While the GMAV Rider is in force, we reserve the right to restrict transfers between a Fixed Sub-Account and a Variable Sub-Account and between Fixed Sub-Accounts.

| You cannot have more than one Capital Protection Fixed Sub-Account in force with your Contract at any one time.

| If you request a withdrawal, we will make the withdrawal proportionately from the Capital Protection Fixed Sub-Account and any other Sub-Accounts in which you are invested.

| The GMAV Rider may not be approved in your state. Contact our Customer Service Center regarding availability.

Transfers

Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions and subject to our market timing policies and procedures. The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. There is currently no limit on the number of transfers from and among the Sub-Accounts.

A transfer takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. We will deem requests received on other than a Business Day or on or after the close of business as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

In addition, we reserve the right to restrict transfers:

| if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

| if the transfer results in more than one trade involving the same Sub-Account in a 30-day period; or

| if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

If you are investing in the SectorSelectorSM Series, currently you may make only one transfer involving the same Sub-Account in a 30-day period. This restriction does not apply to the Fixed Sub-Accounts and the AIM V.I. Money Market Sub-Account.

We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.


Market Timing Policies and Procedures

Your ability to make transfers among Sub-Accounts under the Contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and out of a Sub-Account in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Contract Owners. These risks and harmful effects include:

o dilution of the interests of long-term investors in a Sub-Account, if market timers or others transfer into the Sub-Account at prices that are below the true value or transfer out of the Sub-Account at prices that are higher than the true value;

o an adverse affect on portfolio management and investment performance, such as by causing the underlying Fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

o    increased brokerage and administrative expenses.

To protect our Contract Owners and the underlying Funds from Disruptive Trading, we have adopted certain market timing policies and procedures ("Market Timing Policies").

Under our Market Timing Policies, we can modify your transfer privileges for some or all of the Sub-Accounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any Sub-Account at any one time. Subject to and unless prohibited by the terms of the Contract, we may (but are not obligated to):

o limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer in a seven-day period, or more than two in a 30-day period, etc.),

o restrict the method of making a transfer (e.g., require that all transfers into a particular Sub-Account be sent to our Service Center by first class U.S. mail and rescind telephone and fax transfer privileges),

o require a holding period for some Sub-Accounts (e.g., prohibit transfers into a particular Sub-Account within a specified period of time after a transfer out of that Sub-Account),

o impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying Funds), or

o    impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency for a given Contract's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the underlying Funds. We may change our monitoring procedures at any time without notice.

If a transfer request exceeds the transfer parameters, we may send the Owner a warning letter. If at any time thereafter the Owner's transfer activity exceeds the transfer parameters, we will revoke the Owner's right to make fax or telephone transfers. We will notify Owners in writing (by mail to their address of record on file with us) if we limit their trading.

In addition, we reserve the right to restrict transfers:

o if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

o if the transfer would adversely affect Account Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

We do not include transfers made pursuant to Transfer Programs, such as Dollar Cost Averaging or other similar programs when applying our Market Timing Policies.

We have adopted these Market Timing Policies as a preventative measure to protect all Owners from the potential effects of Disruptive Trading, while also abiding by any rights that Owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Owners.

We currently do not make any exceptions to the Market Timing Policies. We may reinstate telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). We cannot guarantee that revoking or limiting an Owner's telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying Funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain Funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying Funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur. We cannot guarantee that the Funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying Fund shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into any Sub-Account if the purchase of shares in the corresponding underlying Fund is not accepted for any reason.

Telephone or Facsimile ("Fax") Transfers. Subject to the Market Timing Policies, you may request transfers or withdrawals by telephone or Fax. We will not be liable for following instructions communicated by telephone or Fax that we reasonably believe to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone or Fax are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information;
(b) tape recording all telephone conversations; and (c) sending you a confirmation statement after all such telephone or Fax transactions.

We also will allow you to create a power of attorney, authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. If we reject a transfer request for any of these reasons, we will notify you of our decision in writing.

However, our procedures will not prevent you from making your own transfer requests, subject to these Market Timing Policies.

Transfer Programs

Dollar-Cost Averaging Program. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the AIM V.I. Money Market Sub-Account to any combination of Variable Sub-Accounts.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the AIM V.I. Money Market Sub-Account, the amounts we transfer will vary slightly from month to month.

You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the AIM V.I. Money Market Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day.

Once elected, dollar-cost averaging remains in effect until:

| the Income Date;

| you surrender the Contract;

| the value of the Sub-Account  from which transfers are being made is depleted;
or

| you cancel the program by written request.

You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the AIM V.I. Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

Asset Allocation Program. The asset allocation programs which had previously been available with the Contract were terminated and are no longer available. Any monies that you have previously allocated to an asset allocation program will remain in the asset allocation models set as of June 30, 2003 (Foundation portfolios) or December 31, 2003 (SectorSelector Portfolios), as applicable, unless and until you instruct us otherwise.

If you are invested in either the Foundation portfolios or the SectorSelector portfolios and you selected the asset allocation program, VFL does not review or update the model percentages. There is no active reallocation according to any models, nor will there be any in the future. Allocations to asset allocation model(s) have continued to be rebalanced on a quarterly basis to return to your Account Value to the model allocation percentages as of June 30, 2003 with respect to the Foundation portfolios and as of December 31, 2003 with respect to the SectorSelector portfolios.

You may, at any time, opt out of the asset allocation model you are in, at which time you can leave your allocations among the investment options you are currently in, or transfer your Account Value to other investment options. There is no charge for opting out of an asset allocation model, nor is there currently any charge for transferring your Account Value to other investment options. To make any such changes, call our Customer Service group at 1-877-835-7243. The Customer Service group can also be contacted to determine which model portfolios you are currently invested in.

Automatic Portfolio Rebalancing Program. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

If you are enrolled in a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers, the replacement Fund in the case of substitutions and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund, the replacement Fund or a Money Market Fund for any continued and future investments.

Values Under Your Contract

Account Value. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

| the performance of the Variable Sub-Accounts you have selected;

| interest credited on amounts you allocated to the Fixed Account;

| any additional purchase payments; and

| charges, transfers, withdrawals, and surrenders.

Your Account Value may be more or less than purchase payments you made.

Surrender Value. The Surrender Value on a Business Day before the Income Date is the Account Value, reduced by any applicable surrender charge that would be deducted if your Contract were surrendered that day, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

Variable Account Value. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

Accumulation Unit Value. Accumulation Unit Value varies to reflect expenses and deductions of certain charges under the Contract and the investment experience of the underlying Fund. Accumulation Unit Values may increase or decrease from one Business Day to the next. We determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period for which the value is being determined.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) and then subtracting (c) where:

(a) is the net result of:

     (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

     (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

     (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Variable Sub-Account; and

(b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

(c) is the daily Asset-Based Charge.

The net investment factor may be more or less than, or equal to, one.

Fixed Account Value. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account on any particular day. The value in each Fixed Sub-Account equals:

| the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

| interest at the Guaranteed Interest Rate; MINUS

| any transfers from the Sub-Account; MINUS

| any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

| any charges allocated to the Sub-Account.


5. WHAT ARE THE EXPENSES UNDER A CONTRACT?

We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

Services and benefits we provide include:

| the ability of Owners to make transfers, withdrawals and surrenders under the Contracts;

| the death benefit paid on the death of the Owner;

| the available investment options, including dollar-cost averaging, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

| administration of the income plans available under the Contracts; and

| the distribution of various reports to Owners.

Costs and expenses we incur include:

| those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

| sales and marketing expenses; and

| other costs of doing business.

Risks we assume include:

| the risks that Annuitants may live longer than we estimated when we established the monthly income rates per $1,000 under the Contracts;

| that the amount of the death benefit will be greater than Account Value; and

| that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes. See "Fee Table."

We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

| the size of a group;

| the total amount of purchase payments to be received from a group;

| the purposes for which the Contracts are purchased;

| the nature of a group for which the Contracts are purchased; and

| any other circumstances that could reduce Contract costs and expenses.

We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of VFL or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

Surrender Charge

If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. The applicable percentage is 7% in the first Contract Year, and declines until it reaches 0% in the eighth Contract Year.

If you surrender your Contract, we deduct the surrender charge from the Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. Each year you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. However, if you surrender your Contract, all of your past Free Withdrawals will be assessed with the surrender charge applicable in the year withdrawn. (The Free Withdrawal Amount is not considered a withdrawal of purchase payments for the purpose of determining surrender charges.) When withdrawals are made from the Contract, the amounts withdrawn, for the purposes of determining surrender charges, will be taken in the following order: first earnings, then any applicable Free Withdrawal Amount (see Example below), then purchase payments subject to the surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the "Fee Table."

Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 7% and you have requested a withdrawal of $1,000. Your initial purchase payment was $5,000, your current Account Value is $5,250, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

(a) is the excess of 10% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge incurred) in that Contract Year (10% X $5,000 = $500); and

(b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments (unliquidated purchase payments are equal to purchase payments received, less prior withdrawals taken subject to surrender charges)($5,250 - $5,000 = $250).

Therefore, the Free Withdrawal Amount is $500. A surrender charge will apply to the excess of $1,000 over $500. The surrender charge equals $35.00 (7% X $500).

Immediately after the $1,000 withdrawal is made, the Account Value is $4,215 ($5,250 - $1,000 - $35). The unliquidated purchase payments are $4,500 ($5,000 - $500). Therefore, if you surrender your Contract during the same Contract Year that the full Free Withdrawal was made, the surrender charge is $315 ($4,500 X 7%).

Any amount in (a) above not used in a Contract Year may be carried forward to the next Contract Year subject to a maximum of 30% of the total purchase payments over 100% of all prior withdrawals (including any associated surrender charge incurred) in that Contract Year. The Free Withdrawal Amount is not considered a withdrawal of purchase payments. A surrender of your Contract where you have previously taken advantage of your full Free Withdrawal Amount will result in the loss of the benefit of that Free Withdrawal.

Waiver Of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you (or the Annuitant, if the Owner is not an individual) have a "Qualifying Terminal Illness" or have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period.

We define "Qualifying Terminal Illness" and "Qualifying Hospital or Nursing Care Facility" in the Waiver of Surrender Charge rider to the Contract.

Annual Administration Charge

We will deduct a $40 annual administration charge for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states, the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

Transfer Charge

We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

Asset-Based Charges

We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs. We deduct Asset-Based Charges on a daily basis and calculate the charges as a percentage of the assets of the Variable Account on the date of deduction. We deduct the Asset-Based Charges from the Variable Sub-Accounts in which you are invested. The maximum charges are:

                           Annual                              Daily
                           Charge                             Charge

                            1.40%                            .0038626%

We do not assess these charges against any Fixed Account Value.

Purchase Payment Tax Charge

We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract, make an Excess Withdrawal or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.5%, depending upon the state or locality.

Optional Rider Charges

We will deduct an additional charge if you purchased one or more of the optional riders. The charges for the riders are calculated as a percentage of the Account Value on the date of deduction. On the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase, the charge is deducted in proportion to the Sub-Accounts in which you are invested. You may request the termination of the Accidental Death Benefit Rider at any time during the Accumulation Phase. During the Accumulation Phase, you may terminate any of the other optional riders under limited circumstances. Once terminated, charges for an optional rider are no longer assessed. If a surviving spouse elects to continue the Contract following the death of the original Owner, the surviving spouse may elect not to continue any riders, and no rider charges would therefore be assessed. The charges for each of the riders are as follows:

Guaranteed Minimum Income Benefit Rider: 0.20% annually, 0.0166% monthly.

Enhanced  Guaranteed  Minimum  Income  Benefit Rider:  0.35%  annually,  0.0291%
monthly.

Guaranteed Minimum Account Value Rider: (maximum charge) 0.55% annually, 0.0458% monthly.

The maximum charge for the GMAV Rider is shown. We will determine the current charge for the GMAV Rider each time we declare guaranteed interest rates for the Fixed Sub-Accounts. The charge for your GMAV Rider will be shown in your Contract Schedule and will remain the same for the Guarantee Period of your Capital Protection Fixed Sub-Account. We reserve the right to assess different charges for different Capital Protection Fixed Sub-Accounts.

Earnings Enhancement Death Benefit Rider: 0.25% annually, 0.0208% monthly.

Accidental Death Benefit Rider: 0.05% annually, 0.0041% monthly.

Earnings Enhancement Life Insurance Rider (EELR): The charge for this rider is 0.25% annually, 0.0208% monthly of your Fixed and Variable Account Values. The charge is calculated on the Contract Date, and on each corresponding monthly date thereafter (or the next following Valuation Date if that day is not a Valuation Date) during the Accumulation Phase. Unlike the other optional benefit riders, currently we do not deduct this charge from your Contract. The charge for this rider must be paid for through funds outside your Contract (electronically in United States currency through a United States financial institution). If payment of the charge for this rider is not received when due, a Grace Period of 31 days will be allowed for you to pay the charge. We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 31 days after we mail the notice, at which time this rider will terminate without value. See "Does The Contract Have A Death Benefit? -- Optional Earnings Enhancement Life Insurance Rider."

Fund Annual Expenses

Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. Each Fund's management fees and other expenses can be found in the prospectus for each Fund.

Additional Information

The Contracts were sold by broker-dealers through registered representatives of such broker-dealers who were also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers received commissions for selling the Contracts calculated as a percentage of purchase payments (up to a maximum of 7%). Under certain circumstances, we may have paid a lower amount on purchase payments with annual trail commissions based on Account Value and Contract Year. You do not pay these commissions directly. They are not a charge we deduct directly from your Contract. We pay the commissions to the broker-dealers. Certain broker-dealers who met certain productivity and profitability standards may have been eligible for additional compensation.


6. HOW WILL MY CONTRACT BE TAXED?

This discussion is not intended as tax advice. Please consult counsel or other competent tax advisers for more complete information. We have included an additional discussion regarding taxes in the Statement of Additional Information. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

Introduction

When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

Taxation Of Non-Qualified Contracts

Non-Natural Person. Under Section 72(u) of the Internal Revenue Code (the "Code") the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Withdrawals And Surrenders. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

Special Note On Withdrawals. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

| We understand that it is the position of the Internal Revenue Service ("IRS") that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

Penalty Tax On Certain Withdrawals. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

| made on or after the taxpayer reaches age 59 1/2;

| made on or after the death of an Owner;

| attributable to the taxpayer's becoming disabled; or

| made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer;

| from purchase payments made prior to August 14, 1982.


Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Taxation Of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your Contract. The IRS could take the position that some or all of the Contract charges for these death benefits should be treated as a partial withdrawal from the Contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the Owner is under age 59 1/2.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Partial 1035 Exchanges. Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An Owner may avoid this result by demonstrating that a "life event" such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Due to continuing uncertainty in this area, Owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation Of A Qualified Contract

Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisers for more specific information.

Types Of Qualified Contracts. A Qualified Contract can be used in connection with the following types of retirement plans:

| Individual Retirement Annuity (IRA) permits eligible individuals to make non-deductible or deductible annual contributions. An IRA may be used as part of a Simplified Employee Pension ("SEP").

| SIMPLE IRA permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions with an employer contribution or match.

| Roth IRA allows eligible individuals to make after-tax contributions with no tax on qualifying distributions.

The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

Contributions And Distributions. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions when such election is permitted.

Hurricane Victims Tax Relief

Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisers regarding their eligibility for this tax relief.

Tax Penalty On Certain Withdrawals. The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. The penalty is increased to 25% for a distribution from a SIMPLE IRA during the first two years of participation in the plan. Some withdrawals will be exempt from the penalty. They include any amounts:

(1) paid on or after you reach age 59 1/2;

(2) paid after you die;

(3) paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or life expectancy;

(5) paid for certain allowable medical expenses (as defined in the Code);

(6) paid on account of an IRS levy upon the Qualified Contract;

(7) paid from an IRA for medical insurance (as defined in the Code);

(8) paid from an IRA for qualified higher education expenses; or

(9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

We have provided a more complete discussion in the Statement of Additional Information.

Terms of the Plan. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

Death Benefits. The death benefits offered under your Qualified Contract may be considered by the IRS as "incidental death benefits." The tax code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if your death benefits are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts.

Furthermore, federal tax law provides that the assets of an IRA (including Roth and SIMPLE IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or Account Value. The Contract offers certain death benefits, including the basic Death Benefit as well as an optional rider death benefit, which may exceed the greater of purchase payments or Account Value. If these death benefits are determined by the IRS as providing life insurance, the Contract may not qualify as an IRA (including Roth and SIMPLE
IRAs) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

Transfers, Assignments, Or Exchanges Of A Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.


7. HOW DO I ACCESS MY MONEY?


You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?" INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Withdrawals

You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $100. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable surrender charge) reduces Account Value and may be subject to federal income tax and income tax withholding. See "What Are The Expenses Under A Contract?" "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

Systematic Partial Withdrawal Program. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

| If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

| If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge."

You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to modify or discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

IRA Partial Withdrawal Program. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. (Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "Surrender Charge.") An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

The IRS has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain additional benefits under the Contract, such as the increased death benefits and minimum income, minimum account value and earnings enhancements riders. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser. If you are required to take distributions from your qualified Contract, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

Requesting Payments

You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Business Day our Customer Service Center receives all requirements.

We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

| the disposal or valuation of the Variable Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

| the SEC, by order, permits postponement of payment to protect our Owners.

We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request, if permitted by state law. If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.


8. HOW IS CONTRACT PERFORMANCE PRESENTED?

We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We base these figures on historical performance, and they do not guarantee future results. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

Yield

The yield of the AIM V.I. Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Variable Sub-Account (except the AIM V.I. Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

Total Return

The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, including any surrender charge that would apply if you surrendered your Contract at the end of each period indicated, but excluding any deductions for purchase payment tax charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. We may show standard performance that reflects no charges for the optional benefits (the least expensive way to buy the Contract) and we also may show standard performance that reflects the charges for the optional benefits (the most expensive way to buy the Contract).

"Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include any Contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

In addition, performance may be shown for the periods commencing from the inception date of the Fund, which date may precede the date the Variable Sub-Account first invested in the Fund. These figures should not be interpreted to reflect actual historical performance of the Variable Sub-Account.

Performance/Comparisons

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We will accompany non-standard performance with standard performance.

In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. We may also report hypothetical performance illustrations.


9. DOES THE CONTRACT HAVE A DEATH BENEFIT?

Your Contract provides a death benefit for your Beneficiary if you die before the Income Date. You may purchase up to two optional death benefit riders. In addition, you may purchase an Earnings Enhancement Life Insurance Rider ("EELR Rider") as an alternative to the Earnings Enhancement Death Benefit Rider ("EEDB Rider").

Standard Death Benefit
If any Owner dies before the Income Date, we will pay the Beneficiary (or the surviving joint Owner in the case of joint Owners) the greatest of:

| the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

| 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated surrender charge) reduced Account Value; or

| the highest anniversary value (the "Highest Anniversary Value").

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 85. An anniversary value for a Contract Anniversary equals:

(1)  the Account Value on that Contract Anniversary;

(2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

(3) reduced proportionately by any withdrawals (including any associated surrender charge) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit. If the Contract is continued under the Contract Continuation Option (See "Owner's Death Before The Income Date"), the calculation of the Highest Anniversary Value will exclude all anniversary values for Contract anniversaries prior to the date the surviving spouse becomes the new Owner.

Owner's Death Before the Income Date

If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request and have paid the death benefit. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue ("Contract Continuation Option"), in which case we will continue the Contract subject to the following conditions:

(1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

(2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

(3) If the optional EELR Rider is in force at the time of the Owner's death, and the spousal Beneficiary elects to continue the Contract as the new Owner, he or she may elect to have some or all of this rider's benefit applied to the Contract as an additional purchase payment.

However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. In addition, no additional purchase payments may be applied to the Contract.

Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the death benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

Unless transferred to the Fixed Account, the death benefit in the Variable Account remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary. If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

If no Owner of the Contract is an individual, we will treat the death of any Annuitant as the death of an Owner and the distribution of the death benefit as described above will be administered as if the Beneficiary was the new Owner.

In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

Owner's or Annuitant's Death After the Income Date

If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

If the Annuitant dies on or after the Income Date and income payments are based on a plan providing for payments for a guaranteed period, we will make the remaining guaranteed payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

Optional Rider Benefits

You may also have purchased up to two additional, optional death benefit riders: the Accidental Death Benefit Rider and the Earnings Enhancement Death Benefit Rider. You may have purchased the Earnings Enhancement Life Insurance Rider as an alternative to the Earnings Enhancement Death Benefit Rider. As to each of the riders, they may be purchased only at the time of Contract application. We will pay the benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of death of the Owner, or of the Annuitant if the Owner is not a natural person. One or more of the riders may not be available in all states. Please take advantage of the guidance of a qualified financial adviser in evaluating each of the optional benefit riders, as well as all other aspects of the Contract. See the riders for the specific terms and conditions of each benefit.

Optional Accidental Death Benefit Rider (ADB)

The ADB Rider provides that, under certain circumstances, if the Owner dies before the Income Date, we will provide an additional death benefit called the accidental death benefit. This additional benefit will equal:

| the purchase payments made; MINUS

| any withdrawals (including any associated surrender charge), each determined as of the date of the Owner's death (or the next Business Day if the Owner dies on other than a Business Day).

The maximum benefit is $250,000. If you purchased your Contract with an ADB Rider prior to May 1, 2002, see Appendix C for the maximum benefit applicable to your Contract.

To qualify for this benefit, the Owner's death must occur:

(1) before the first Contract Anniversary after the Owner attains age 80; and

(2) as a direct result of accidental bodily injury, independent of all other causes within 90 days after the injury.

Further, all the terms and conditions described in the Contract and Accidental Death Benefit Rider must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. You may terminate the ADB Rider at any time by notifying our Customer Service Center.

The Optional ADB Rider is not available for IRA, SIMPLE IRA and Roth IRA Contracts.

Optional Earnings Enhancement Death Benefit Rider (EEDB)

You may enhance the Contract's standard death benefit by purchasing the optional EEDB Rider (sometimes referred to in marketing materials as "Protection Plus"). The EEDB Rider may provide an additional death benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:

a) is your Account Value on the date of calculation;

b) is the Net Purchase Amount; and

c) is the Benefit Rate (the Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 80).

On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make, and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

The Earnings Enhancement Death Benefit will not exceed the Maximum Benefit Amount. That amount is your benefit rate (40% or 25%, as the case may be) times 250% for issue ages 0-69 or 100% for issue ages 70-80, times the difference between the Net Purchase Amount and any purchase payments made in the 12 months before the Covered Person's death. You must be age 80 or younger at the time the Contract is issued.

Please note that if your Account Value has declined such that it is equal to or less than the Net Purchase Amount, no earnings enhancement death benefit will be payable.

We show examples of the EEDB Rider and EELR Rider in Appendix B.

Important Considerations Regarding the EEDB Rider:

| No amount is payable if you die after the Income Date or after you surrender the Contract.

| The EEDB Rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no Earnings Enhancement Death Benefit being payable.

| Once purchased, the EEDB Rider may be terminated only under limited circumstances. You may terminate the EEDB Rider only if you receive Qualifying Extended Medical Care or suffer from a Qualifying Terminal Illness as defined in the Waiver of Surrender Charge Rider. If you choose to terminate this Rider, you must send a written request to our Customer Service Center. Once terminated, charges for the EEDB Rider are no longer assessed. See Appendix C if you purchased your Contract before May 1, 2002.

| Under this Rider, if the investment performance of the Funds are such as would result in a standard death benefit that is sufficient for your needs, the charges for this Rider will still be assessed.

Optional Earnings Enhancement Life Insurance Rider (EELR Rider)

As an alternative to the EEDB Rider, you may also supplement the Contract's Standard Death Benefit by purchasing the optional EELR Rider (sometimes referred to in the marketing materials as "Protection Plus Life"). The EELR Rider may provide an additional life insurance benefit if the Owner dies before the Income Date. We determine the Earnings Enhancement Life Insurance benefit in the same way as we determine the Earnings Enhancement Death Benefit described above.

Important Considerations Regarding the EELR Rider:

| The EELR Rider does not guarantee that any amounts under the rider will become payable upon death. The EELR Rider benefit is based on a percentage of earnings in your Contract and therefore market declines resulting in your Account Value at death being equal to or less than the Net Purchase Amount will result in no EELR Rider benefit being payable.

| No benefit is payable if you die after the Income Date or after you surrender the Contract.

| The EELR Rider only provides a benefit upon death. There is no cash value benefit available.

| If the Owner dies by suicide within two years from the effective date of the rider, then no benefit will be paid.

| If the monthly charge for the EELR Rider is not paid when due, a 31 day Grace Period will be allowed to pay the charge. The Grace Period will end 31 days after notice is sent to your last known address by the Company. If payment is not made by the end of the Grace Period, the rider will terminate without any benefit being payable. If death occurs during the Grace Period, the rider benefit will be payable less any EELR Rider charges owed to us.

| The EELR Rider may not be available in your state. Contact our Customer Service Center regarding availability.

Important Distinctions Between the EEDB Rider and the EELR Rider. You should fully understand the features of the EEDB Rider and EELR Rider and analyze them thoroughly before you purchase either rider. THESE BENEFITS MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

| The benefit paid under the EEDB Rider will be subject to federal income taxation as earnings on the Contract.

| The EELR Rider is designed to qualify as life insurance under the Code. As life insurance, the Beneficiary should not, under most circumstances, have to pay federal income taxes on the death benefit paid under the rider.

| The charge for the EEDB Rider is a percentage of your Account Value and is deducted from your Account Value.

| We currently require that you pay the charge for the EELR Rider electronically in United States currency through a United States financial institution. In other words, this charge must be paid for through funds outside of your Contract. We will initiate the processing of the electronic funds transfer on the Calculation Date. The Calculation Date is the Contract Date and each corresponding monthly date thereafter, or the next following Valuation Date if that date is not a Valuation Date. The charge will be deducted from the designated account on that date or on the next day on which your financial institution is processing electronic fund payments. We reserve the right to provide either alternate or additional methods of payment in the future.

Other Considerations Concerning Optional Death Benefit and Life Insurance
Riders: | If there are joint Owners, we will use the age of the oldest Owner to determine the applicable death benefit. Any applicable death benefit will be payable on the first death to occur.

| If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of an Owner (or Annuitant, if no natural Owner) part of the death benefit.

Rider Continuation Option. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option may also be eligible to continue any or all of these optional death benefit or life insurance riders. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Valuation Date we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age.

Accidental Death Benefit Rider. The ADB Rider's initial benefit will be set equal to the beginning Account Value on the Business Day on which the new Owner elects to continue this rider. If the benefit payable is due to the accidental death of the original Owner, no further benefit is payable for accidental death within 180 days of the original Owner's death or accidental death arising from the same accident which resulted from the original Owner's death.

Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Riders. For purposes of determining the Net Purchase Amount, it is initially set equal to the Account Value on the Valuation Date the new Owner elects to continue the rider.

Proof of Death

We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit or allow any person other than the Owner to exercise any rights under the Contract. We will accept one of the following items:

1. An original certified copy of an official death certificate; or

2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

3. Any other proof satisfactory to us.

See "How Will My Contract Be Taxed?" for further discussion of the tax treatment of death benefits.

10. WHAT OTHER INFORMATION SHOULD I KNOW?

Parties To The Contract

The Owner. You are the Owner of the Contract. You have the rights and options described in the Contract, including but not limited to the right to receive the income payments beginning on the Income Date. One or more people may own the Contract as joint Owners.

The Annuitant. Unless another Annuitant is named, you are also the Annuitant. You may name a Contingent Annuitant to become the Annuitant should the Annuitant die before the Income Date. You will be the Contingent Annuitant unless you name someone else. If there are joint Owners, we will treat the youngest Owner as the Contingent Annuitant, unless you elect otherwise.

If you are not the Annuitant and the Annuitant dies before the Income Date, the Contingent Annuitant becomes the Annuitant. If the Annuitant dies and no Contingent Annuitant has been named, we will allow you sixty days to designate someone other than yourself as Annuitant.

If the Contract is owned by a Charitable Remainder Trust, we will allow you to designate Joint Annuitants. The Joint Annuitants must be married to each other and upon the death of a Joint Annuitant the surviving Joint Annuitant will be treated as the Primary Beneficiary.

The Beneficiary. Upon the death of an Owner, we pay the death benefit to the person named as primary Beneficiary in the application. If the primary Beneficiary dies before the Owner, the death benefit is paid to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit to the Owner's estate. Until such time as the death benefit is paid, we consider the Beneficiary or estate, as the case may be, to be the Owner. If there are joint Owners, the surviving Owner is treated as the primary Beneficiary, and any other Beneficiary is treated as a contingent Beneficiary, unless otherwise indicated.

One or more persons may be named as primary Beneficiary or Contingent Beneficiary. We will assume any death benefit is to be paid in equal shares to the multiple surviving Beneficiaries unless you specify otherwise.

You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that irrevocable Beneficiary to exercise the rights and options under the Contract.

Change of Owner, Beneficiary or Annuitant. During your lifetime and while the Contract is in force you can transfer ownership of the Contract, or change the Beneficiary, or change the Annuitant. (However, the Annuitant cannot be changed if no Owner is an individual and cannot be changed after the Income Date.) To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner, Beneficiary or Annuitant takes effect on the date you signed the notice. Any of these changes will not affect any payment made or action taken by us before our acceptance. A change of Owner may be a taxable event and may also affect the amount of death benefit payable under the Contract.

Valley Forge Life Insurance Company

Valley Forge Life Insurance Company ("VFL") is a life insurance company organized under the laws of the State of Indiana following its redomestication from Pennsylvania to Indiana effective December 29, 2004, and is authorized to transact business in the District of Columbia, Puerto Rico, and all states except New York. VFL's home office is located at 1700 Magnavox Way, Fort Wayne, IN 46804, and its executive office is located at 175 King Street, Armonk, NY 10504.

On April 30, 2004 VFL became a wholly-owned subsidiary of Swiss Re Life & Health America Inc. ("SRLHA"). SRLHA is ultimately controlled by Swiss Reinsurance Company.

As of September 30, 2006, Sage Life was merged into one of its affiliates, VFL, with VFL surviving the merger, and all outstanding contracts of Sage Life became the obligations of VFL. Prior to September 30, 2006, the Contracts were issued by Sage Life. There have been no changes to your Contract or any of your benefits as a result of the merger. VFL will accept any additional purchase payments you wish to make and will process all transactions and claims under the Contract. There have been no changes to The Sage Variable Annuity Account A as a result of the merger.

Variable Account

The Sage Variable Annuity Account A ("Variable Account"). The Variable Account was established as a separate investment account under Delaware law on December 3, 1997. Prior to September 30, 2006, Sage Life was the depositor of the Variable Account. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or VFL.

We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at Net Asset Value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of VFL. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of VFL. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

Modification

When permitted by applicable law, we may modify the Contracts as follows:

| deregister the Variable Account under the 1940 Act;

| operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

| operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

| restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

| combine the Variable  Account with other  separate  accounts;  and

| combine a Variable Sub-Account with another Variable Sub-Account.

We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.


Distribution of the Contracts

SL Distributors, Inc., Park Central VIII, 12770 Merit Drive, Suite 600, Dallas, TX 75251, is the Distributor (Principal Underwriter) of the Contracts.
Prior to December 18, 2003, Sage Distributors, Inc. was the distributor of the Contracts. After giving effect to the merger of Sage Life into VFL, which was effective as of September 30, 2006, SL Distributors, Inc. became a wholly-owned subsidiary of VFL.

SL Distributors, Inc. is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Contracts may not be available in all states.

The Contracts are no longer offered for sale. However, VFL accepts new purchase payments on and processes transfers for, and provides administration for existing Contracts. Under arrangements made with certain broker-dealers, VFL may pay trail commissions on additional purchase payments received on the existing Contracts.


Legal Proceedings

There are no material pending legal proceedings to which the Variable Account, SL Distributors, Inc. or VFL is a party.

Reports To Contract Owners

We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

Authority To Make Agreements

One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

Financial Statements

Audited financial statements of VFL and the Variable Account are contained in the Statement of Additional Information.


11. HOW CAN I MAKE INQUIRIES?


You may make inquiries about your Contract by contacting us at P.O. Box 290680, Wethersfield, CT 06129-0680, 1-877-835-7243.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Contracts and the Variable Account is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing our Customer Service Center or by calling (877) 835-7243 (Toll Free). The following is the Table of Contents for the Statement of Additional Information.



                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

Company.........................................................................
Experts.........................................................................
Legal Opinions..................................................................
Distributor.....................................................................
Assignment......................................................................
Change of Owner, Beneficiary or Annuitant.......................................
Misstatement and Proof of Age, Sex or Survival..................................
Incontestability................................................................
Participation...................................................................
Beneficiary Designation.........................................................
Tax Status of the Contracts.....................................................
     Diversification Requirements...............................................
     Owner Control..............................................................
     Required Distributions from Non-Qualified Contracts........................
     Multiple Contracts.........................................................
     Partial 1035 Exchanges.....................................................
     Contracts Owned by Other Than Natural Persons..............................
     Tax Treatment of Assignments or Transfer of Ownership......................
     Gifting a Contract.........................................................
     Withdrawals -- Investment Adviser Fees.....................................
     Income Tax Withholding.....................................................
     Taxation of Death Benefit Proceeds.........................................
     Taxation of Withdrawals -- Non-Qualified Contracts.........................
     Delayed Annuity Payments...................................................
     Qualified Contracts........................................................
     Qualified Plans............................................................
     Tax Treatment of Withdrawals -- Qualified Contracts........................
     Hurricane Victims Tax Relief...............................................
     Required Distributions.....................................................
Calculation of Historical Performance Data......................................
     Money Market Sub-Account Yields............................................
     Other Variable Sub-Account Yields..........................................
     Average Annual Total Returns...............................................
     Other Total Returns........................................................
     Effect of the Annual Administration Charge on Performance Data.............
     Use of Indexes.............................................................
     Other Information..........................................................
Income Payment Provisions.......................................................
     Amount of Fixed Income Payments............................................
     Amount of Variable Income Payments.........................................
     Income Units...............................................................
     Income Unit Value..........................................................
     Exchange of Income Units...................................................
Safekeeping of Account Assets...................................................
Other Information...............................................................
Financial Statements............................................................



                                   APPENDIX A

                    GUARANTEED MINIMUM INCOME BENEFIT RIDERS

Below are examples of how the GMIBs will work. The examples are purely hypothetical and are for illustrative purposes only. The examples assume the following:

| you are a male whose age last birthday is 55;

| you purchase a Contract with one of the GMIB riders;

| you do not make any additional purchase payments nor any withdrawals;

| you elect to receive income from the Contract 10 years later, at attained age 65; and

| you elect a Life Annuity with 10 Year Certain, which is an eligible income plan under one of the GMIB riders.

| your total purchase payments are $150,000, your Account Value is $200,000, your Highest Anniversary Value ("HAV") is $225,000 and your Roll-Up Benefit Value is $244,334.

Calculate the GMIB:

1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

2. Apply your HAV of $225,000 (because it is higher than total purchase payments and Account Value).

3. The GMIB = $929.25 [$4.13 X $225,000 / $1,000].

Therefore, under this income plan, we guarantee that your monthly income payment will not be less than $929.25.

Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different income plans. In these cases, the GMIB will be different.

Calculate The Enhanced GMIB:

Similarly for the Enhanced GMIB,

1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $4.13.

2. Apply your Roll-Up Benefit Value of $244,334 (because it is higher than total purchase payments, Account Value and HAV). 3. The Enhanced GMIB = $1,009.09 [$4.13 X $244,334 / $1,000].





                                   APPENDIX B

                     EARNINGS ENHANCEMENT DEATH BENEFIT AND

                   EARNINGS ENHANCEMENT LIFE INSURANCE BENEFIT


Below are examples of how the Earnings Enhancement Death Benefit and Earnings Enhancement Life Insurance Benefit will work. The examples are purely hypothetical and are for illustrative purposes only. All examples assume the following:

| Owner's age last birthday is 55;

| The Owner purchases a Contract with the Earnings Enhancement Death Benefit Rider or Earnings Enhancement Life Insurance Rider;

| The Owner makes an initial purchase payment of $150,000; and

| The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

2. The sum of all purchase payments made is $150,000.

3. The HAV is $175,000.

4. The standard Death Benefit is $200,000 [the greatest of (1), (2) and (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

5. The Benefit Rate for an issue age of 55 is 40.0%. 6. The Net Purchase Amount is $150,000.

7. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $20,000 (.40 X [$200,000 - $150,000] = $20,000, but not in
excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $200,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $20,000, for a total payment of $220,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any Earnings Enhancement Life Insurance Benefit will be paid directly to the Beneficiary.

Example 2.

Assume the Account Value is $600,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $600,000.

2. The sum of all purchase payments made is $150,000.

3. The HAV is $300,000.

4. The standard Death Benefit is $600,000 [the greatest of (1), (2) and (3)].

Calculate the benefit under Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

5. The Benefit Rate for an issue age of 55 is 40.0%.

6. The Net Purchase Amount is $150,000.

7. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $150,000 (.40 X [$600,000 - $150,000] = $180,000, but not
in excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $600,000 and the Earnings Enhancement Death Benefit or Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $150,000, for a total payment of $750,000. The standard Death Benefit and any Earnings Enhancement Death Benefit will be paid in accordance with the Contract's Death Benefit provisions. Any Earnings Enhancement Life Insurance Benefit will be paid directly to the Beneficiary.

Example 3.

Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the standard Death Benefit:

1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

2. The sum of all purchase payments made is $150,000.

3. The HAV is $175,000.

4. The standard Death Benefit is $175,000 [the greatest of (1), (2) and (3)].

Calculate the benefit under the Earnings Enhancement Death Benefit Rider or the Earnings Enhancement Life Insurance Rider:

5. The Benefit Rate for an issue age of 55 is 40.0%.

6. The Net Purchase Amount is $150,000.

7. The Maximum Benefit Amount is $150,000 (($150,000 X 2.5) X .40).

8. The Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit is $0 (.40 X [$100,000 - $150,000] = $0, but not in excess of $150,000).

We will pay the Owner's Beneficiary the standard Death Benefit of $175,000 and the Earnings Enhancement Death Benefit or the Earnings Enhancement Life Insurance Benefit, whichever is applicable, of $0, for a total payment of $175,000.


                                   APPENDIX C

                       CONTRACTS ISSUED BEFORE MAY 1, 2002

The purpose of this Appendix is to describe differences in Contracts and Riders issued before May 1, 2002, and under certain circumstances, in certain states from those described in this Prospectus. Generally, Contracts issued on or after May 1, 2002, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will continue to apply. In this Appendix, we reference the section of this Prospectus where the distinctions apply. Please contact our Customer Service Center to see if these provisions apply to your Contract and Rider(s).


                       Contracts Issued Before May 1, 2002

                      Section 1: "What Are The Contracts?"

You are precluded from allocating additional purchase payments to and making transfers into the SectorSelectorSM Series of Variable Sub-Accounts. (This is also true if you purchased a Contract on or after May 1, 2002, and selected the Foundation Series.)

The 1 and 2 year Guarantee Periods are not available for transfers or as renewal options.

                Section 2: "What Are My Income Payment Options?"

If you purchased your Contract with the Enhanced GMIB Rider, the Roll-Up Benefit is defined as follows:

Roll-Up Benefit Value. On the Contract Date, the Roll-Up Benefit Value is equal to the initial purchase payment. Thereafter, we calculate interest on the Roll-Up Benefit Value for the current Valuation Period, but not after the Owner attains age 80, at the effective annual interest rate of 5%. We then add to the Roll-Up Benefit Value the dollar amount of any additional purchase payments paid during the current Valuation Period, and then we reduce the Roll-Up Benefit Value proportionately for withdrawals (including any associated surrender charge incurred) taken during the current Valuation Period. The reduction will be made in proportion to the reduction in Account Value that results from a withdrawal. The Roll-Up Benefit Value is subject to a maximum of two times purchase payments, reduced proportionately for any withdrawals (including any associated surrender charge incurred).

Income Plans Available With The GMIB Riders. Income Plan 2 -- Fixed Life Annuity with 10 or 20 Years Certain is available.

                  Section 4: "What Are My Investment Options?"

Fixed Account Investment Options. The Minimum Guaranteed Interest Rate is 3%.

              Section 5: "What Are The Expenses Under A Contract?"

Optional Benefit Charges. If you purchased a Contract with one or more of the following optional riders, the following riders are irrevocable: GMIB, Enhanced GMIB and EEDB.

              Section 9: "Does The Contract Have A Death Benefit?"

Optional Rider Death Benefits.

The maximum Accidental Death Benefit is $100,000.


                                   APPENDIX D
                            ACCUMULATION UNIT VALUES


The following Table includes Accumulation Unit values for the periods indicated.

Since the inception date of the Contracts, there have been a number of changes made to the Funds underlying your Contract including Fund mergers, Fund substitutions and Fund liquidations. Therefore, Accumulation Unit Values are not shown for certain periods following the dates that such Fund changes took place. Further, in certain instances, Funds were added after the inception date of the Contracts and therefore no Accumulation Unit Values are shown for those periods prior to their availability.




                                                                 Year or       Year or       Year or       Year or       Year or
                                                              Period Ended  Period Ended  Period Ended  Period Ended  Period Ended
                                                                 12/31/05      12/31/04      12/31/03      12/31/02      12/31/01

                                            Foundation Series

AIM Variable Insurance Funds (Series I Shares):
  AIM V.I. Money Market Sub-Account
     Beginning of Period 05/02/2003.........................       $9.87          $9.94        $10.00
     End of Period..........................................       $9.98          $9.87         $9.94
     Number of Accum. Units Outstanding.....................     167,724        178,525       188,835
  AIM V.I. Core Equity Sub-Account
     Beginning of Period 05/02/2003.........................       $7.99          $7.66         $6.21
     End of Period..........................................       $8.32          $7.99         $7.66
     Number of Accum. Units Outstanding.....................     108,437        136,752       155,192
  AIM V.I. Capital Appreciation Sub-Account
  (successor to INVESCO VIF-Growth Sub-Account)
     Beginning of Period 04/29/04...........................      $10.74         $10.00
     End of Period..........................................      $11.38         $10.74
     Number of Accum. Units Outstanding.....................      17,516         24,759
  AIM V.I. Financial Services Sub-Account
   (formerly, INVESCO VIF-Financial Services Sub-Account)
     Beginning of Period 10/06/01...........................      $11.13         $10.39         $8.13         $9.69        $10.08
     End of Period..........................................      $11.62         $11.13        $10.39         $8.13         $9.69
     Number of Accum. Units Outstanding.....................      84,101         93,286       119,866        90,443        1,764
  AIM V.I. Technology Sub-Account
   (formerly, INVESCO VIF-Technology Sub-Account)
     Beginning of Period 10/06/01...........................       $5.60          $5.43         $3.79         $7.24        $10.25
     End of Period..........................................       $5.65          $5.60         $5.43         $3.79         $7.24
     Number of Accum. Units Outstanding.....................     215,306        244,066       298,791       160,339        3,394
   AIM V.I. Global Health Care Sub-Account
   (formerly, INVESCO VIF-Health Sciences Fund)
     Beginning of Period 10/06/01...........................      $10.18          $9.60         $7.62        $10.23        $10.05
     End of Period..........................................      $10.85         $10.18         $9.60         $7.62        $10.23
     Number of Accum. Units Outstanding.....................      31,256         34,064        38,924        41,835         1,884
AIM Variable Insurance Funds (Series II Shares):
 AIM V.I. Government Securities Sub-Account
     Beginning of Period 10/6/2001..........................      $10.68         $10.59        $10.64         $9.88        $10.00
     End of Period..........................................      $10.68         $10.68        $10.59        $10.64         $9.88
     Number of Accum. Units Outstanding.....................      91,276        137,523       188,083       185,143         9,620
 AIM V.I. Core Equity Sub-Account
     Beginning of Period 10/6/2001..........................      $11.86         $11.07         $9.04        $10.89         $9.92
     End of Period..........................................      $12.29         $11.86        $11.07         $9.04        $10.89
     Number of Accum. Units Outstanding.....................      58,563         76,860       102,528        74,124         3,736
 AIM V.I. International Growth Sub-Account
     Beginning of Period 10/6/2001..........................      $13.08         $10.72         $8.46        $10.20        $10.02
     End of Period..........................................      $15.18         $13.08        $10.72         $8.46        $10.20
     Number of Accum. Units Outstanding.....................      84,809        114,278       164,501       129,541         5,327
 AIM V.I. Core Equity Sub-Account (formerly AIM V.I. Premier Equity Sub-Account)
     Beginning of Period 10/6/2001..........................       $9.31          $8.95         $7.27        $10.60         $9.88
     End of Period..........................................       $9.67          $9.31         $8.95         $7.27        $10.60
     Number of Accum. Units Outstanding.....................       6,074          8,310         9,790       130,818         4,888
The Alger American Fund (Class O Shares):
 Alger American MidCap Growth Sub-Account
     Beginning of Period 10/6/2001..........................      $15.03         $13.48         $9.25        $13.32        $13.88
     End of Period..........................................      $16.27         $15.03        $13.48         $9.25        $13.32
     Number of Accum. Units Outstanding.....................      58,660         68,517        81,330        93,835         7,489
 Alger American Income & Growth Sub-Account
     Beginning of Period 10/6/2001..........................      $10.79         $10.15         $7.93        $11.67        $12.84
     End of Period..........................................      $11.01         $10.79        $10.15         $7.93        $11.67
     Number of Accum. Units Outstanding.....................      23,949         32,488        37,669        47,778         3,308
 Alger American Small Capitalization Sub-Account
     Beginning of Period 10/6/2001..........................       $7.17          $6.24         $4.45         $6.11         $7.07
     End of Period..........................................       $8.27          $7.17         $6.24         $4.45         $6.11
     Number of Accum. Units Outstanding.....................      70,506         94,043       127,468       168,207         5,825
First American Insurance Portfolios, Inc. (Class IB Shares):
 International Sub-Account
     Beginning of Period 10/6/2001..........................                                    $8.10        $10.21         $9.98
     End of Period 8/27/2004................................                                   $10.92         $8.10        $10.21
     Number of Accum. Units Outstanding.....................                                   11,068        58,822           859
 Small Cap Growth Sub-Account
     Beginning of Period 10/6/2001..........................                                    $7.92        $11.51         $9.90
     End of Period 8/27/2004................................                                   $12.69         $7.92        $11.51
     Number of Accum. Units Outstanding.....................                                   10,915        47,539         2,271
 Technology Sub-Account
     Beginning of Period 10/6/2001..........................                                    $7.38        $13.10        $10.09
     End of Period 8/27/2004................................                                   $11.15         $7.38        $13.10
     Number of Accum. Units Outstanding.....................                                    2,621         2,469            30
INVESCO Variable Investment Funds, Inc.:
 INVESCO VIF -- Growth Sub-Account
     Beginning of Period 10/6/2001..........................                                    $4.36         $7.24        $10.39
     End of Period 4/29/2004................................                                    $5.58         $4.36         $7.24
     Number of Accum. Units Outstanding.....................                                   48,328        40,739         5,989
MFS Variable Insurance TrustSM (Initial Class):
 MFS Investors Trust Sub-Account
     Beginning of Period 10/6/2001..........................       $8.95          $8.15         $6.77         $8.68         $9.81
     End of Period..........................................       $9.47          $8.95         $8.15         $6.77         $8.68
     Number of Accum. Units Outstanding.....................      36,438         52,860        62,700         9,969           995
 MFS High Income Sub-Account
     Beginning of Period 10/6/2001..........................      $12.16         $11.30         $9.71         $9.61         $9.89
     End of Period..........................................      $12.25         $12.16        $11.30         $9.71         $9.61
     Number of Accum. Units Outstanding.....................      28,463         60,582        65,046        66,212         1,453
 MFS Research Sub-Account
     Beginning of Period 10/6/2001..........................       $8.47          $7.41         $6.03         $8.10         $9.58
     End of Period..........................................       $9.00          $8.47         $7.41         $6.03         $8.10
     Number of Accum. Units Outstanding.....................       5,010          5,107         7,135         8,237         1,629
 MFS Total Return Sub-Account
     Beginning of Period 10/6/2001..........................      $13.31         $12.13        $10.58        $11.31        $11.55
     End of Period..........................................      $13.50         $13.31        $12.13        $10.58        $11.31
     Number of Accum. Units Outstanding.....................      93,417         97,737       108,657        96,612         4,298
 MFS Capital Opportunities Sub-Account
     Beginning of Period 10/6/2001..........................       $8.07          $7.27         $5.79         $8.35        $10.38
     End of Period..........................................       $8.09          $8.07         $7.27         $5.79         $8.35
     Number of Accum. Units Outstanding.....................      30,860         34,900        48,368        38,943           915
The Universal Institutional Funds, Inc. (Class I Shares)
 Global Value Equity Sub-Account
     Beginning of Period 10/6/2001..........................      $12.91         $11.53         $9.07        $11.06        $11.91
     End of Period..........................................      $13.47         $12.91        $11.53        $ 9.07        $11.06
     Number of Accum. Units Outstanding.....................      20,987         25,977        29,328        24,198         3,469
 U.S. Mid Cap Value Sub-Account
     Beginning of Period 10/6/2001..........................      $15.22         $13.47         $9.95        $13.60        $14.19
     End of Period..........................................      $16.85         $15.22        $13.47         $9.65        $13.60
     Number of Accum. Units Outstanding.....................      45,344         61,660        75,497        66,806         2,730
 Value Sub-Account
     Beginning of Period 10/6/2001..........................      $14.59         $12.56         $9.50        $12.38        $12.88
     End of Period..........................................      $15.05         $14.59        $12.56        $ 9.50        $12.38
     Number of Accum. Units Outstanding.....................      41,716         49,940        52,849        55,318         2,228
Oppenheimer Variable Account Funds (Non-Service Class):
 Oppenheimer Core Bond/VA Sub-Account
     Beginning of Period 10/6/2001..........................      $13.12         $12.61        $11.98        $11.14        $10.84
     End of Period..........................................      $13.27         $13.12        $12.61        $11.98        $11.14
     Number of Accum. Units Outstanding.....................      76,629         97,677        92,735        94,533        9,941
 Oppenheimer Capital Appreciation/VA Sub-Account
     Beginning of Period 10/6/2001..........................      $11.89         $11.28         $8.74        $12.11        $13.94
     End of Period..........................................      $12.33         $11.89        $11.28        $ 8.74        $12.11
     Number of Accum. Units Outstanding.....................      95,151        123,716       167,160       112,900         3,136
 Oppenheimer Main Street Small Cap/VA Sub-Account
     Beginning of Period 10/6/2001..........................      $18.40         $15.63        $10.98        $13.22        $12.36
     End of Period..........................................      $19.94         $18.40        $15.63        $10.98        $13.22
     Number of Accumulation Units Outstanding...............      22,404         25,359        33,762        35,755         1,132
Sage Life Investment Trust:
 S&P 500 Equity Index Sub-Account
     Beginning of Period 10/6/2001..........................                                                  $9.27        $10.23
     End of Period 5/30/2003................................                                                  $7.00         $9.27
     Number of Accum. Units Outstanding ....................                                                164,705         5,701
 Money Market Sub-Account
     Beginning of Period 10/6/2001..........................                                                 $11.28        $11.19
     End of Period 5/30/2003................................                                                 $11.24        $11.28
     Number of Accum. Units Outstanding.....................                                                236,553        33,551
 Nasdaq-100 Index(R)) Sub-Account
     Beginning of Period 10/6/2001..........................                                                  $4.29         $5.29
     End of Period 5/30/2003................................                                                  $2.63         $4.29
     Number of Accum. Units Outstanding.....................                                                 59,107         3,194
 All-Cap Growth Sub-Account
     Beginning of Period 10/6/2001..........................                                                  $6.58         $7.46
     End of Period 5/30/2003................................                                                  $4.79         $6.58
     Number of Accum. Units Outstanding.....................                                                 65,416         6,421
Van Kampen Life Investment Trust (Class II Shares):
 LIT Growth and Income Sub-Account
     Beginning of Period 10/6/2001..........................      $12.67         $11.26         $8.94        $10.64         $9.90
     End of Period..........................................      $13.70         $12.67        $11.26        $ 8.94        $10.64
     Number of Accum. Units Outstanding.....................      46,916         60,165        70,532        96,161         5,862
 LIT Emerging Growth Sub-Account
     Beginning of Period 10/6/2001..........................       $9.33          $8.86         $7.08        $10.66         $9.95
     End of Period..........................................       $9.90          $9.33         $8.86        $ 7.08        $10.66
     Number of Accum. Units Outstanding.....................      11,442         17,919        27,904        24,182         1,841



                                               SectorSelector Series

The accumulation unit values of certain SectorSelector Series Sub-Accounts are shown above.


AIM Variable Insurance Funds (Series II Shares):
 AIM V.I. Global Utilities Sub-Account
     Beginning of Period 4/20/2002..........................                                    $7.34         $9.95
     End of Period 03/26/2004...............................                                    $8.61         $7.34
     Number of Accum. Units Outstanding.....................                                      687           489
 AIM V.I. New Technology Sub-Account
     Beginning of Period 4/20/2002..........................                                                  $9.81
     End of Period 09/30/2002...............................                                                  $8.46
     Number of Accum. Units Outstanding.....................                                                      0
MFS(R) Variable Insurance Trust (Service Class):
 MFS High Income Sub-Account
     Beginning of Period 5/01/2002..........................      $12.35         $11.51         $9.92        $10.00
     End of Period..........................................      $12.43         $12.35        $11.51         $9.92
     Number of Accum. Units Outstanding.....................      27,537         33,810        33,257         8,865
 MFS Utilities Sub-Account
     Beginning of Period 5/01/2002..........................      $13.81         $10.79         $8.07         $9.93
     End of Period..........................................      $15.88         $13.81        $10.79         $8.07
     Number of Accum. Units Outstanding.....................       6,726          9,575        17,145        10,492
Oppenheimer Variable Account Funds (Service Class):
 Oppenheimer Core Bond Fund/VA Sub-Account
     Beginning of Period 5/01/2002..........................      $11.74         $11.32        $10.77        $10.00
     End of Period..........................................      $11.85         $11.74        $11.32        $10.77
     Number of Accum. Units Outstanding.....................      34,017         47,374        55,696        50,338
 Oppenheimer Global Securities Fund/VA Sub-Account
     Beginning of Period 4/20/2002..........................      $12.48         $10.65         $7.56         $9.94
     End of Period..........................................      $14.04         $12.48        $10.65         $7.56
     Number of Accum. Units Outstanding.....................       5,117          5,125         1,718        13,430
Rydex Variable Trust:
 Rydex VT Financial Services Sub-Account
     Beginning of Period 4/20/2002..........................      $11.52          $9.97         $7.85         $9.87
     End of Period..........................................      $11.74         $11.52         $9.97         $7.85
     Number of Accum. Units Outstanding.....................           0              0             0             0
 Rydex VT Health Care Sub-Account
     Beginning of Period 4/20/2002..........................      $10.80         $10.31         $8.06         $9.88
     End of Period..........................................      $11.78         $10.80        $10.31         $8.06
     Number of Accum. Units Outstanding.....................      56,165         66,658        84,504        78,078
 Rydex VT Leisure Sub-Account
     Beginning of Period 4/20/2002..........................      $12.32         $10.09         $7.58         $9.97
     End of Period..........................................      $11.56         $12.32        $10.09         $7.58
     Number of Accum. Units Outstanding.....................       3,500          3,868         5,673             0
 Rydex VT Consumer Products Sub-Account
     Beginning of Period 4/20/2002..........................      $11.66         $10.44         $8.69        $10.01
     End of Period..........................................      $11.45         $11.66        $10.44         $8.69
     Number of Accum. Units Outstanding.....................      24,292         27,969        39,283        88,925
 Rydex VT Retailing Sub-Account
     Beginning of Period 4/20/2002..........................      $10.81          $9.96         $7.47         $9.88
     End of Period..........................................      $11.24         $10.81         $9.96         $7.47
     Number of Accum. Units Outstanding.....................      60,940         69,824        91,631        69,783
 Rydex VT Energy Sub-Account
     Beginning of Period 4/20/2002..........................      $12.75          $9.78         $8.06         $9.90
     End of Period..........................................      $17.42         $12.75         $9.78         $8.06
     Number of Accum. Units Outstanding.....................      22,862         38,949        56,489        59,009
 Rydex VT Energy Services Sub-Account
     Beginning of Period 4/20/2002..........................      $11.02          $8.36         $7.82         $9.91
     End of Period..........................................      $16.12         $11.02         $8.36         $7.82
     Number of Accum. Units Outstanding.....................       2,009          2,825           953           671
 Rydex VT Transportation Sub-Account
     Beginning of Period 4/20/2002..........................      $12.22         $10.07         $8.48         $9.84
     End of Period..........................................      $13.07         $12.22        $10.07         $8.48
     Number of Accum. Units Outstanding.....................      24,808         28,253        39,159        68,353
 Rydex VT Basic Materials Sub-Account
     Beginning of Period 4/20/2002..........................      $12.29         $10.31         $7.96         $9.74
     End of Period..........................................      $12.60         $12.29        $10.31         $7.96
     Number of Accum. Units Outstanding.....................           0          2,310             0         2,155
 Rydex VT Precious Metals Sub-Account
     Beginning of Period 4/20/2002..........................      $12.60         $14.89        $10.72        $10.04
     End of Period..........................................      $15.01         $12.60        $14.89        $10.72
     Number of Accum. Units Outstanding.....................      10,241         10,695        11,192        24,477
 Rydex VT Telecommunications Sub-Account
     Beginning of Period 4/20/2002..........................      $11.98         $10.78         $8.18         $9.45
     End of Period..........................................      $11.95         $11.98        $10.78         $8.18
     Number of Accum. Units Outstanding.....................       6,506          7,543        10,517        12,658
The Universal Institutional Funds, Inc. (Class I Shares):
 U.S. Real Estate Sub-Account
     Beginning of Period 4/20/2002..........................      $16.46         $12.24         $9.02         $9.92
     End of Period..........................................      $18.99         $16.46        $12.24         $9.02
     Number of Accum. Units Outstanding.....................      20,848         27,489        45,711        32,549



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